        As filed with the Securities and Exchange Commission on October 15, 1997
                                                           Registration No. 333-

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-1
                          Registration Statement under
                           the Securities Act of 1933

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      3663                   47-0801192
      (State or other         (Primary Standard Industrial    (I.R.S. Employer
jurisdiction of incorporation  Classification Code Number)   Identification No.)
    or organization)

                               4800 NW 1st Street
                             Lincoln, Nebraska 68521
                                 (402) 474-4800
            (Name, address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                               -----------------

                                Jeffery L. Fuller
                      President and Chief Executive Officer
                               4800 NW 1st Street
                             Lincoln, Nebraska 68521
                                 (402) 474-4800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                -----------------

                                   Copies to:
     William T. Quicksilver, Esq.                   Howard S. Lanznar, Esq.
        Alan E. Morelli, Esq.                       Robert J. Brantman, Esq.
       Allen Z. Sussman, Esq.                         Katten Muchin & Zavis
   Manatt, Phelps & Phillips, LLP                    525 West Monroe Street
    11355 West Olympic Boulevard                     Chicago, Illinois 60661
   Los Angeles, California  90064                        (312) 902-5200
           (310) 312-4000

                               -----------------

    Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement becomes effective.
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-35469
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



                         CALCULATION OF REGISTRATION FEE
================================================================================
                                   Proposed Maximum
                                    Offering Price
  Title of each                                Proposed Maximum
class of securities   Amount to be      Per       Aggregate       Amount of
 to be registered     registered(1)    Unit(2)  offering price  registration fee
--------------------------------------------------------------------------------

Common Stock,
 $0.01 par value...  575,000 shares    $21.00    $12,075,000    $3,660.00
================================================================================

----------
(1) Includes 75,000 shares that the Underwriters have the option to purchase solely to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

                       EXPLANATORY NOTE AND INCORPORATION
                       OF CERTAIN INFORMATION BY REFERENCE

        This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-35469), originally filed by Transcrypt International, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on September 12, 1997, as amended by Amendment No. 1 dated September 23, 1997 and Amendment No. 2 dated October 14, 1997, including the exhibits thereto, and declared effective by the Commission on October 14, 1997, are incorporated herein by reference.

                                  CERTIFICATION

        The Company hereby certifies to the Commission that it has instructed its bank to pay to the Commission the filing fee of $3,660.00 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on October 15, 1997); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on October 15, 1997.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lincoln, Nebraska, on this 14th day of October, 1997.

                                            TRANSCRYPT INTERNATIONAL, INC.

                                            By: /s/ JEFFERY L. FULLER
                                                -------------------------------
                                                Jeffery L. Fuller
                                                President, Chief Executive
                                                Officer and Director
                                                (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

          SIGNATURE                      TITLE                       DATE
          ---------                      -----                       ----

/s/ JOHN T. CONNOR
-------------------------           Chairman of the             October 14, 1997
John T. Connor                    Board of Directors

/s/ JEFFERY L. FULLER           President, Chief Executive      October 14, 1997
-------------------------          Officer and Director
Jeffery L. Fuller            (Principal Executive Officer)

                               Senior Vice President of         October 14, 1997
/s/ SCOTT R. BOCKLUND          Finance and Chief Financial
-------------------------     Officer (Principal Financial
Scott R. Bocklund              and Accounting Officer)


/s/ TERRY L. FAIRFIELD                   Director               October 14, 1997
-------------------------
Terry L. Fairfield


/s/ THOMAS E. HENNING                    Director               October 14, 1997
-------------------------
Thomas E. Henning


/s/ THOMAS R. LARSEN                     Director               October 14, 1997
-------------------------
Thomas R. Larsen


/s/ THOMAS C. SMITH                      Director               October 14, 1997
-------------------------
Thomas C. Smith


/s/ THOMAS R. THOMSEN                    Director               October 14, 1997
-------------------------
Thomas R. Thomsen

                                         Director               October 14, 1997
-------------------------
Winston J. Wade

                                INDEX TO EXHIBITS

 EXHIBIT
 NUMBER         DESCRIPTION OF EXHIBIT
 ------         ----------------------
5.1             Opinion of Manatt, Phelps & Phillips, LLP
23.1            Consent of Coopers & Lybrand L.L.P.
23.2*           Consent of Manatt, Phelps & Phillips, LLP


----------
* Included in Exhibit 5.1